LOAN AGREEMENT
                                      AMONG
                        HELLER HEALTHCARE FINANCE, INC.,
                             A DELAWARE CORPORATION
                                   ("LENDER")
                                       AND
ESC-PUYALLUP, LLC, A WASHINGTON LIMITED LIABILITY COMPANY, ESC-PORT ST. RICHIE, LLC, A WASHINGTON LIMITED LIABILITY COMPANY, AND ESC-BOZEMAN, LLC, A WASHINGTON
                           LIMITED LIABILITY COMPANY,
                           (COLLECTIVELY, "BORROWER")
                          LOAN IN THE PRINCIPAL AMOUNT
                                 OF $30,550,000
                            SENIOR HOUSING FACILITIES

                                TABLE OF CONTENTS

RECITALS     2
ARTICLE  I.  The  Loan     2
ARTICLE  II.  Security     5
ARTICLE  III.  Conditions  Precedent     6
ARTICLE  IV.  Representations  and  Warranties     8
ARTICLE  V.  Affirmative  Covenants     13
ARTICLE  VI.  Negative  Covenants     16
ARTICLE  VII. Events of Default; Acceleration of Indebtedness; Remedies     17
ARTICLE  VIII.  Miscellaneous     18

                         LIST OF EXHIBITS AND SCHEDULES
Exhibit  A-1     Property  Description
Exhibit  A-2     Property  Description
Exhibit  A-3     Property  Description
Exhibit  B     Litigation
Exhibit  C     Security  Deposits
Exhibit  D     Release  Prices

Schedule  I     Index  of  Defined  Terms

                                      -24-
     LOAN  NO.  21-240

                                 LOAN AGREEMENT

     This LOAN AGREEMENT (this "AGREEMENT") is made this 8th day of February, 2002 by and between HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("LENDER"), ESC-PUYALLUP, LLC ("PUYALLUP"), ESC-PORT ST. RICHIE, LLC ("PORT RICHIE"), and ESC-BOZEMAN, LLC, each a Washington limited liability company ("BOZEMAN"). Bozeman, Port Richie and Puyallup are sometimes referred to herein individually and collectively as "BORROWER".
                                    RECITALS
A. Lender has agreed to make a loan (the "LOAN") to Borrower in the aggregate principal amount of Thirty Million Five Hundred Fifty Thousand and No/100 Dollars ($30,550,000.00) subject to the terms and conditions contained herein. The Loan is evidenced by that certain Promissory Note A of even date herewith in the original principal amount of Nineteen Million Eight Hundred Fifty-Seven Thousand Five Hundred and No/100 Dollars ($19,857,500.00) (this promissory note and all amendments thereto and substitutions therefor are hereinafter referred to herein collectively as "NOTE A") and that certain Subordinated Promissory Note B of even date herewith in the original principal amount of Ten Million Six Hundred Ninety-Two Thousand Five Hundred and No/100 Dollars ($10,692,500.00) (this promissory note and all amendments thereto and substitutions therefor are hereinafter referred to herein collectively as "NOTE B"). Note A and Note B are sometimes collectively referred to herein as the "NOTES." The terms and provisions of the Notes are hereby incorporated herein by reference in this Agreement.
B. On the Closing Date, Port Richie will be the owner of the real property more particularly described on Exhibit A-1 attached hereto and commonly
                                        -----------
     known as "LA CASA GRANDE" (the "LA CASA PROPERTY"), Bozeman will be the owner of the real property more particularly described on Exhibit A-2 attached
                                                            -----------
hereto and commonly known as "SPRING MEADOWS" (the "SPRING PROPERTY"), and Puyallup will be the owner of the real property more particularly described on Exhibit A-3 attached hereto and commonly known as "COURTYARD AT THE WILLOWS"
 -----------
(the  "COURTYARD  PROPERTY",  and collectively with the La Casa Property and the
 --
Spring Property, the "PROPERTIES"; and each individually, a "PROPERTY"), and the
 -
assisted living facility and/or other improvements located thereon (collectively called the "IMPROVEMENTS"). The Properties and the Improvements are sometimes collectively called the "PROJECT". On the Closing Date, (a) Port Richie, as landlord, shall enter into a Lease Agreement with Emeritus Properties V, Inc., a Washington corporation, as tenant, with respect to the La Casa Property; (b) Bozeman, as landlord, shall enter into a Lease Agreement with Emeritus Properties II, Inc., a Washington corporation, as tenant, with respect to the Spring Meadows Property; and (c) Puyallup, as landlord, shall enter into a Lease Agreement with Emeritus Properties III, Inc., a Washington corporation, as tenant, with respect to Courtyard Property. The aforementioned leases are collectively referred to herein as the "LICENSEE LEASES", and the tenants under each Licensee Lease are referred to as a "LICENSEE" and, collectively as "LICENSEES".
C. Borrower's obligations under the Loan Documents will be secured by, among other things, (i) the Environmental Indemnity, (ii) a first priority mortgage or deed of trust, as applicable, each of even date herewith (individually, a "MORTGAGE", and collectively, the "MORTGAGES"), encumbering each Property and the Improvements located thereon, (iii) an assignment of leases and rents executed by each Borrower and by each Licensee (individually, an "ASSIGNMENT OF LEASES", collectively, the "ASSIGNMENTS OF LEASES") encumbering each Property and the Improvements located thereon, and (iv) the
Guaranty. This Agreement, the Notes, the Mortgages, the Environmental Indemnity, the Guaranty and any other documents evidencing or securing the Loan or executed in connection therewith and any modifications, renewals and extensions thereof are collectively referred to as the "LOAN DOCUMENTS".
D. The proceeds of the Loan will be used for, among other things, the purpose of refinancing the Project.
E.          An  index  of  defined  terms  appears  on  the attached Schedule I.
                                                                     ----------
     NOW, THEREFORE, in consideration of the foregoing and the mutual conditions and agreements contained herein, the parties agree as follows:
ARTICLE  I.
THE  LOAN
---------
1.1.     FUNDING.
         -------
1.1.1.     FUNDING.  On the Closing Date, Lender shall disburse to Borrower from
           -------
     the proceeds of the Loan the sum of Thirty Million Five Hundred Fifty Thousand and No/100 Dollars ($30,550,000.00). "CLOSING DATE" means the date of disbursement of the Loan.
1.2.     LOAN  TERM.
         ----------
1.2.1.     MATURITY  DATE.  The  Loan  shall  mature  on  February 28, 2004 (the
           --------------
"MATURITY DATE") or any earlier date on which the Loan shall be required to be paid in full, whether by acceleration or otherwise.
1.2.2.     EXTENSION  OPTION.  Borrower may extend the Maturity Date to February
           -----------------
28, 2005 provided that: (a) Borrower has given Lender written notice (the "EXTENSION NOTICE") of such extension not less than 45 days nor more than 90 days prior to the Maturity Date; (b) Borrower has paid or caused to be paid to Lender concurrently with the giving of the Extension Notice a non-refundable extension fee equal to $305,500; (c) no default shall have occurred under the terms of any of the Loan Documents; (d) the Project Yield is not less than 14.50% for the six (6) months immediately preceding the Maturity Date; (e) the Debt Coverage Ratio for the six (6) months immediately preceding the Maturity Date exceeds 1.45, and (f) the maturity date of the Deutsche Bank Debt shall have been extended to a date which is at least thirty (30) days beyond the Maturity Date, as extended by this Section or shall have been refinanced with a loan having a maturity date which is at least thirty (30) days beyond the Maturity Date, as extended by this Section.
     "DEBT COVERAGE RATIO" means the ratio of (i) Net Operating Income from the Project for a particular period, to (ii) payments of interest due on the Loan for the same period.
"PROJECT YIELD" for any period means the quotient of (x) the Net Operating Income from the Project (calculated using actual occupancy of the Project), as determined by Lender's audit (or otherwise reasonably estimated by Lender), at Borrower's expense, divided by (y) the then current outstanding principal balance of the Loan plus all accrued but unpaid interest thereon.
"NET OPERATING INCOME" means the Effective Rental Income (as reasonably determined by Lender and excluding non-recurring and non-Property related income) less Expenses. Calculation of "EFFECTIVE RENTAL INCOME" shall be based
         ----
on  the  lesser  of:
(a) the rent rolls from the most recent three months annualized (adjusted for concessions); or
(b) an assumed 93% occupancy rate for the same period annualized. Effective Rental Income shall not include receipts from any other sources including, but not limited to, late fees and interest income. Calculation of "EXPENSES" shall mean (i) for purposes of this Section, the actual customary operating expenses of the Property, on a stabilized accrual basis, for the previous twelve (12) month period as reasonably adjusted by Lender, including, but not limited to, recurring expenses, real estate taxes and assessments, a management fee (whether or not paid) equal to the greater of five percent (5%) of effective gross revenue or the amount actually paid by Borrower, a replacement reserve in an amount equal to Three Hundred and No/100 Dollars ($300.00) per unit; or (ii) for purposes of Section 5.9, the actual customary operating expenses of the Property, on a stabilized accrual basis, for the previous twelve (12) month period, including, but not limited to, recurring expenses, real estate taxes and assessments, a management fee (whether or not paid) equal to the greater of five percent (5%) of effective gross revenue or the amount actually paid by Borrower, a replacement reserve in an amount equal to Three Hundred and No/100 Dollars ($300.00) per unit.
1.3.     INTEREST  RATE.  Borrower  shall  pay  interest  on  the  outstanding
         --------------
principal balance of the Loan at a rate equal to the greater of (i) a fixed rate per annum equal to seven percent (7.0%) and (ii) a floating rate per annum equal to the Base Rate plus percent (4.0%) (the aggregate rate referred to as the "INTEREST RATE"). "BASE RATE" shall mean the rate published each day in The
                                                                             ---
Wall Street Journal for notes maturing three (3) months after issuance under the
-------------------
caption "Money Rates, London Interbank Offered Rates (LIBOR)". The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first (1st) business day of such month; provided, however, the Interest Rate from and including the Closing Date through February 28, 2002 shall be fixed based upon the Base Rate in effect on the business day immediately preceding the Closing Date. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.
1.4.     PAYMENTS.
         --------
1.4.1.     PAYMENTS  AT  INTEREST  RATE.  Borrower  shall make interest payments
           ----------------------------
monthly in arrears on the first (1st) day of each month commencing March 1, 2002 computed on the outstanding principal balance of the Loan at the Interest Rate.
1.4.2.     PRINCIPAL  PAYMENTS.  Commencing  on  March  1,  2002  and continuing
           -------------------
through February 28, 2003, on the first (1st) day of each month Borrower shall make a monthly principal amortization payment of Thirty-Nine Thousand and No/100 Dollars ($39,000.00). Commencing on March 1, 2003 and continuing through February 28, 2004, on the first (1st) day of each month Borrower shall make monthly principal payments in the amount of Forty-Two Thousand and No/100 Dollars ($42,000.00). If the term of the Loan is extended pursuant to Section
1.2.2 above, then commencing on March 1, 2004 and continuing until the Repayment Date, on the first (1st) day of each month Borrower shall make monthly principal payments in the amount of Forty-Five Thousand and No/100 Dollars ($45,000.00).
     "REPAYMENT DATE" means the date upon which the entire principal balance of the Loan and all interest thereon and other sums due pursuant to the Loan Documents, including, without limitation, the Exit Fee, have been paid in full.
1.5.     SOURCES  AND  USES.  The sources and uses of funds for the contemplated
         ------------------
transaction  are  as  follows:




SOURCES                                    USES
------------------------  --------------------------------------
Loan Amount  $30,550,000  Payoff of Deutsche Bank:  $30,000,000
                          Reimbursement to Borrower for
                          Lender Fee:  $457,500
                          Closing Costs:  $92,500

Total:  $30,550,000. . .  $                           30,550,000



Borrower  shall  deliver  such  information  and  documentation  as Lender shall
--------------------------------------------------------------------------------
request to verify that the sources and uses are as indicated above.  A reduction
--------------------------------------------------------------------------------
in  the amounts necessary for any of the uses shall result in an equal reduction
--------------------------------------------------------------------------------
in  the  amount  of  the  Loan.
-------------------------------
1.6.     INTENTIONALLY  OMITTED.
-------------------------------
1.7.     PREPAYMENTS OF LOAN.  Subject to Section 2.2 below, Borrower may prepay
         -------------------
the outstanding principal balance of the Loan in full (but not in part) any time; provided Borrower gives Lender at least thirty (30) days' prior written
       --------
notice  and  pays  the  Exit  Fee,  if  any,  then  due  Lender.
1.8.     EXIT FEE.  As additional consideration for entering into this Agreement
         --------
and making the Loan, Borrower shall, on the date payment in full of the Loan is made, pay to Lender the amount (the "EXIT FEE") set forth below for the respective period in which payment in full of the Loan occurs (whether at maturity, prepayment, acceleration or otherwise).




PERIOD IN WHICH PRINCIPAL BALANCE
OF LOAN BEING REPAID OCCURS        EXIT FEE
---------------------------------  ---------
On or prior to February 28, 2003.  $       0

March 1, 2003 and thereafter. . .  $ 152,750




ARTICLE  II.
SECURITY
--------
2.1.     COLLATERAL.  The  Loan and all other indebtedness and obligations under
         ----------
the Loan Documents shall be secured by the following (collectively, the "COLLATERAL"): (a) the Mortgages, (b) the Assignments of Leases, and (c) any other collateral or security described in this Agreement or required by Lender in connection with the Loan.
2.2.     RELEASE  OF  COLLATERAL.  Lender shall release the lien of its Mortgage
         -----------------------
and Assignment of Leases with respect to a Property and such Property shall not be included in the Project for any period thereafter for purposes of the Loan Documents, provided that (a) Borrower pays to Lender the lesser of (i) the applicable Release Price with respect to such Property, or (ii) the sum of (A) the outstanding principal balance of the Loan, plus (B) the applicable Exit Fee;
(b) Borrower pays, or reimburses Lender, for all reasonable costs incurred in connection with the release of any Property; (c) no default exists under any of the terms of the Loan Documents; (d) the remaining Property or Properties in the Project shall have a Debt Coverage Ratio for the prior six (6) month period of greater than or equal to 1.50; (e) the remaining Property or Properties in the Project shall have a Project Yield for the prior six (6) month period of greater than or equal to 15%; and (f) the Spring Property will not be the only remaining Property in the Project after such release. Upon satisfaction of all conditions of this Section 2.2. for release of a Property, the Borrower owning such
          -------------
Property shall be released from all liability under the Loan Documents except such liabilities which would survive, in accordance with the terms of the Loan Documents, the repayment of the Loan in full.
     The  "RELEASE  PRICE"  of  each Property shall be as set forth on Exhibit D
                                                                       ---------
attached  hereto.
ARTICLE  III.
CONDITIONS  PRECEDENT
---------------------
     Lender's obligation to disburse the Loan is subject to satisfaction of all of the following conditions:
3.1.     LOAN  DOCUMENTS.  Lender  shall  have  received  the  following  Loan
         ---------------
Documents,  all  in  form  and  substance  satisfactory  to  Lender:
(a)     this  Agreement;
(b)     Note  A;
(c)     Note  B;
(d)     the  Mortgages;
(e)     the  Assignments  of  Leases;
(f)     such Uniform Commercial Code financing statements as Lender may require;
(g) a Guaranty executed by Emeritus Corporation, a Washington corporation (the "GUARANTOR"), in favor of Lender (the "GUARANTY").
(h) a hazardous materials indemnity agreement ("ENVIRONMENTAL INDEMNITY"), executed by Borrower and Guarantor; and
(i) an attornment and subordination agreement with respect to each Licensee Lease (collectively, the "SNDAS"); and
(j) an assignment of management contract, subordination and recognition agreement, including a waiver of property management and broker's liens, executed by each Borrower and the Manager (as hereinafter defined), relating to the Management Contract (as hereinafter defined) for each Property.
3.2.     INTENTIONALLY  OMITTED.
         ----------------------
3.3.     INTENTIONALLY  OMITTED.
         ----------------------
3.4.     TITLE POLICY AND ENDORSEMENTS.  Lender shall have received a commitment
         -----------------------------
for  title  insurance  in  an  amount  and  issued  by a title insurance company satisfactory to Lender. On the Closing Date, Lender shall receive a title insurance policy for each Property (collectively, the "TITLE POLICY"), acceptable to Lender, insuring marketability of title and insuring that the lien of each Mortgage is a valid first lien on the applicable Property and the Improvements located thereon, subject only to exceptions to title approved by Lender. The Title Policy shall also contain any reinsurance and endorsements required by Lender, to the extent available in the applicable jurisdiction, including without limitation creditors' rights, zoning 3.1, survey, access, variable rate, usury, last dollar, first loss, and extended coverage endorsements (Comprehensive Form 1).
3.5.     SURVEY.  Lender  shall  have  received  and  approved  a survey of each
         ------
Property and the Improvements thereon, dated no more than forty-five (45) days prior to the Closing Date, prepared by registered land surveyors in accordance with the 1999 American Land Title Association/ American Congress on Surveying and Mapping Standards and certified in favor of Lender and the title insurer. The surveyors shall certify that no Property is located in a flood hazard area as identified by the Secretary of Housing and Urban Development (or if it does state that any Property is in a flood hazard area, Borrower shall maintain flood insurance with respect to such Property in amounts reasonably acceptable to Lender and otherwise in compliance with the Loan Documents). The surveys shall be sufficient for the title insurer to remove the general survey exception from the Title Policy.
3.6.     ENVIRONMENTAL  REPORT.  Lender  shall  have  received  a  Phase  I
         ---------------------
Environmental audit of the Project.  The audit shall (i) be addressed to Lender;
         --
(ii) state that Lender may rely thereon; and (iii) be acceptable to Lender in its sole discretion.
3.7.     LEASES.  All  leases,  licenses and other agreements with regard to the
         ------
occupancy of each of the Properties, including patient and resident care agreements and service agreements which include an occupancy agreement
("LEASES") shall be in form and substance reasonably acceptable to Lender; provided Borrower need not seek Lender's approval for any new Qualified Non-Residential Lease entered into hereafter. Borrower shall submit for Lender's approval a copy of the form of residential Lease Borrower proposes to utilize at the Project, and all residential Leases entered into after the Closing Date shall be on forms reasonably approved by Lender without material modification. Lender must approve all non-residential Leases of any part of the Project; provided, however, Lender's approval shall not be required for (but Borrower shall provide Lender with a copy of) the execution, amendment, surrender or termination of any Lease of non-residential space with an occupant thereof which provides for market rentals and otherwise contains market terms and provisions, so long as such Lease is not entered into with any Guarantor or any of its or Borrower's Affiliates, does not have a term (including extension options in favor of lessee) in excess of two (2) years and will not (in Lender's reasonable estimation) account for Twenty-Five Thousand and No/100 Dollars ($25,000.00) or more of gross revenue from such Property in any one (1) year period (a "QUALIFIED NON-RESIDENTIAL LEASE"). On the Closing Date, Borrower shall deliver to Lender a rent roll showing all existing Leases. On the Closing Date, all existing Leases shall be in full force and effect and Borrower shall submit a revised and recertified rent roll for each of the Properties. If any non-residential leases, other than Qualified Non-Residential Leases, exist or are hereafter entered into with respect to the Project, each tenant thereunder shall execute and deliver to Lender prior to the Closing or prior to execution thereof by Borrower, as applicable, a Subordination and Attornment Agreement in a form acceptable to Lender, if requested by Lender.
3.8.     INSURANCE.  Borrower  shall  have provided Lender with and Lender shall
         ---------
have approved copies of certificates evidencing the insurance policies required to be delivered pursuant to the Loan Documents and otherwise acceptable to Lender in form and substance.
3.9.     COMPLIANCE  WITH  LAWS.  Borrower shall have submitted and Lender shall
         ----------------------
have approved (a) a final certificate of occupancy (or the equivalent) for each Property and the Improvements thereon, (b) evidence satisfactory to Lender that each Property and the Improvements thereon complies in all material respects with all applicable laws (including, without limitation, all building, zoning, density, land use, ordinances, regulations and planning requirements), covenants, conditions and restrictions, subdivision requirements (including, without limitation, parcel maps), and environmental impact and other environmental requirements.
3.10.     COMMITMENT  FEE.  Borrower  shall have paid Lender a commitment fee in
          ---------------
the amount of Four Hundred Fifty-Seven Thousand Five Hundred and No/100 Dollars ($457,500.00) which commitment fee shall be nonrefundable and shall be deemed fully earned upon receipt and which commitment fee Lender acknowledges it has received as of the date hereof.
3.11.     AUDIT  REQUIREMENT.  Lender  shall have determined that the annualized
          ------------------
Net Operating Income of the Project is at least Four Million and No/100 Dollars ($4,000,000.00).
3.12.     MANAGEMENT  CONTRACT.  Lender  shall  have  approved  the  management
          --------------------
contract (the "MANAGEMENT CONTRACT") between Guarantor, as manager (Guarantor being sometimes referred to herein as "MANAGER"), and the applicable Borrower for each Property.
3.13.     ADDITIONAL  ITEMS.  Lender  shall  have  received  such other items as
          -----------------
Lender  may  reasonably  require.
ARTICLE  IV.
REPRESENTATIONS  AND  WARRANTIES
--------------------------------
     As an inducement to Lender to disburse the Loan, Borrower hereby represents and warrants as follows, which representations and warranties shall be true as of the date hereof and shall remain true throughout the term of the Loan:
4.1.     BORROWER  EXISTENCE.  Each Borrower is a limited liability company duly
         -------------------
formed, validly existing and in good standing under the laws of the State of Washington with its principal place of business at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121. Borrower is in good standing under the laws of the State of Washington and is authorized to transact business in and is in good standing under the laws of the state in which its Property is located. The Loan Documents have each been duly authorized, executed and delivered and each constitutes the duly authorized, valid and legally binding obligation of Borrower and Guarantor, as the case may be, enforceable against Borrower and Guarantor, as the case may be, in accordance with their respective terms, except as such enforceability may be limited by creditors' rights laws and general principles of equity.
4.2.     OWNERSHIP  OF BORROWERS.  Guarantor is the manager of each Borrower and
         -----------------------
owns  one  hundred  percent  (100%) of the membership interests in each Borrower free  and  clear  of  all  liens,  claims,  encumbrances  and  rights of others.
4.3.     OPERATING AGREEMENT  A true and complete copy of the agreement creating
         -------------------
each Borrower and any and all amendments thereto (collectively, the "OPERATING AGREEMENT") have been forwarded to Lender. The Operating Agreement constitutes the entire agreement among the members of each Borrower and is binding upon and enforceable against Guarantor in its capacity as the sole member, in accordance with its terms, except as such enforceability may be limited by creditors' rights laws and general principles of equity. There are no other agreements, oral or written, to which Guarantor is a party relating to the ownership or management of the corporate business affairs of Borrower. No breach exists under the Operating Agreement and no condition exists which, with the giving of notice or passage of time would constitute a breach under the Operating Agreement.
4.4.     BORROWER'S  OTHER  AGREEMENTS.  No  Borrower  is  in  default under any
         -----------------------------
contract, agreement or commitment to which it is a party. The execution, delivery and compliance with the terms and provisions of this Agreement and the Loan Documents will not (i) to the best of Borrower's knowledge, violate any provisions of law or any applicable regulation, order or other decree of any court or governmental entity by which Borrower or its Property is bound or affected, or (ii) conflict or be inconsistent with, or result in any default under, any contract, agreement or commitment to which any Borrower is bound. Borrower has delivered to Lender copies of any agreements (including leases) between Borrower and any Affiliate of Borrower or Guarantor, related in any way to the Project or any part thereof, and any other agreements or documents materially affecting the use and operation of the Project or any part thereof.
4.5.     THE  PROPERTY.  Fee  simple  title  to  each  Property  is  owned  by a
         -------------
Borrower, free and clear of all liens, claims, encumbrances, covenants, conditions and restrictions, security interests and claims of others, except only the existing Leases and such exceptions as are set forth in the Title Policy. To the best of Borrower's knowledge, each Property and the Improvements are in compliance with all zoning requirements, building codes, subdivision improvement agreements, and all covenants, conditions and restrictions of record. The zoning and subdivision approval of each Property and the right and ability to, use or operate the Improvements thereon are not in any way dependent on or related to any real estate other than such Property, except as disclosed on Exhibit E attached hereto with respect to the Courtyard Property. To the
    ----------
best of Borrower's knowledge, except as have been disclosed to Lender in writing prior to the date hereof, there are no, nor are there any alleged or asserted, violations of law, regulations, ordinances, codes, permits, licenses, declarations, covenants, conditions, or restrictions of record, or other agreements relating to the Project, or any part thereof.
4.6.     PROPERTY  ACCESS.  Each  Property  is accessible through fully improved
         ----------------
and dedicated roads accepted for maintenance and public use by the public authority having jurisdiction.
4.7.     UTILITIES.  All  utility  services necessary and sufficient for the use
         ---------
or operation of each Property and the Improvements thereon are available including water, storm, sanitary sewer, gas, electric and telephone facilities.
4.8.     FLOOD HAZARDS/WETLANDS.  No Property, other than the Spring Property as
         ----------------------
described  on  Exhibit  F  attached hereto, is situated in an area designated as
               ----------
having special flood hazards as defined by the Flood Disaster Protection Act of 1973, as amended, or as a wetlands by any governmental entity having jurisdiction over the Property.
4.9.     TAXES/ASSESSMENTS.  There  are  no unpaid or outstanding real estate or
         -----------------
other taxes or assessments on or against any Property or Improvements or any part thereof, except general real estate taxes not yet due or payable. Copies of the current general real estate tax bills with respect to each Property and the Improvements thereon have been delivered to Lender. Said bills cover the entire Project and do not cover or apply to any other property. Borrower has not received notice of any pending or contemplated action pursuant to which any special assessment may be levied against any portion of the Project.
4.10.     EMINENT  DOMAIN.  Borrower  has  not  received  notice  of any eminent
          ---------------
domain or condemnation proceeding pending and to Borrower's knowledge there are none threatened, relating to any part of the Project.
4.11.     LITIGATION.  Except  as  set  forth in Exhibit B, there is no material
          ----------                             ---------
litigation, arbitration or other proceeding or governmental investigation pending or, to the best of Borrower's knowledge, threatened against or relating to Guarantor, Borrower or any of their property, assets, or business, including the Project, which if decided adversely would affect the business, affairs, assets or financial condition of Borrower, Guarantor, any Property or the Improvements thereon or the prospects for repayment of the Loan.
4.12.     ACCURACY.  Neither  this  Agreement  nor  any  document,  financial
          --------
statement, credit information, certificate or statement furnished to Lender by Borrower or Guarantor contains any untrue statement of a material fact or omits to state a material fact which would affect Lender's decision to make the Loan.
4.13.     FOREIGN OWNERSHIP.  Neither Borrower nor Guarantor, as the sole member
          -----------------
of Borrower, is or will be, and no legal or beneficial interest of a member of Borrower is or will be held, directly or indirectly, by a "FOREIGN CORPORATION", "FOREIGN PARTNERSHIP", "FOREIGN TRUST", "FOREIGN ESTATE", "FOREIGN PERSON", "AFFILIATE" of a "FOREIGN PERSON" or a "UNITED STATES INTERMEDIARY" of a "FOREIGN PERSON" within the meaning of IRC Sections 897 and 1445, the Foreign Investments in Real Property Tax Act of 1980, the International Foreign Investment Survey Act of 1976, the Agricultural Foreign Investment Disclosure
Act of 1978, or the regulations promulgated pursuant to such Acts or any amendments to such Acts.
4.14.     SOLVENCY.  Neither  Borrower  nor Guarantor is insolvent and there has
          --------
been  no:  (i)  assignment made for the benefit of the creditors of any of them;
(ii) appointment of a receiver for any of them or for the property of any of them; or (iii) bankruptcy, reorganization, or liquidation proceeding instituted by or against any of them.
4.15.     FINANCIAL STATEMENT/NO CHANGE.  Borrower and Guarantor have heretofore
          -----------------------------
delivered to Lender copies of the most current financial statements of the Project and Guarantor. Said financial statements were prepared on a basis consistent with that of preceding years, and all of such financial statements present fairly the financial condition of Borrower and Guarantor as of the dates in question and the results of operations for the periods indicated. Neither Borrower nor any Guarantor has any material contingent liabilities not provided for or disclosed in said financial statements. There has been no material adverse change since September 30, 2001, as to Guarantor, or since October 31, 2001, as to the Project, in the structure, business, operations, credit, prospects  or  financial  condition  of  Borrower, the Guarantor or the Project.
4.16.     SINGLE  ASSET ENTITY.  No Borrower: (i) holds, directly or indirectly,
          --------------------
any ownership interest (legal or equitable) in any real or personal property other than the interest which it owns in the Property and the Improvements; (ii) is a shareholder or partner or member of any other entity; and (iii) conducts any business other than the ownership, management and operation of the Project.
4.17.     NO  BROKER.  No  brokerage  commission or finder's fee is owing to any
          ----------
broker or finder arising out of any actions or activity of Borrower in connection with the Loan.
4.18.     GUARANTOR  EXISTENCE.  Guarantor is a corporation duly formed, validly
          --------------------
existing and in good standing under the laws of the State of Washington with its principal place of business at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121.
4.19.     CORPORATE  DOCUMENTS.  A  true  and  complete  copy of the articles of
          --------------------
incorporation and by-laws of Guarantor (collectively, the "CORPORATE DOCUMENTS") have been furnished to Lender. The Corporate Documents were duly executed and delivered, are in full force and effect, and binding upon and enforceable in accordance with their terms. No breach exists under the Corporate Documents and no act has occurred and no condition exists which, with the giving of notice or the passage of time would constitute a breach under the Corporate Documents.
4.20.     OTHER AGREEMENTS.  Guarantor is not in default in any material respect
          ----------------
under  any  contract,  agreement  or  commitment  to  which  it is a party.  The execution, delivery and compliance with the terms and provisions of this Agreement and the Loan Documents will not (i) to the best of Borrower's knowledge, violate any provisions of law or any applicable regulation, order or other decree of any court or governmental entity, or (ii) conflict or be inconsistent with, or result in any default under, any contract, agreement or commitment to which Guarantor is bound. Borrower has delivered to Lender copies of any agreements (including leases) between Guarantor and any Affiliate related in any way to the Project and any other agreements or documents materially affecting the use and operation of the Project, other than copies of all resident or patient occupancy agreements unless such agreements are requested by Lender.
4.21.     SECURITY  DEPOSITS.  Neither  Borrower nor Manager has collected or is
          ------------------
in receipt of any security deposit from any resident of the Project, except as described on Exhibit C.
               ----------
4.22.     COMPLIANCE  WITH  HEALTH  CARE  LAWS.
          ------------------------------------
     (a) Without limiting the generality of any other provision of this Agreement including, without limitation, any other representation or warranty made herein, Borrower and the Project and, to Borrower's knowledge, each of any Borrower's or Manager's licensed employees and contractors (other than contracted agencies) in the exercise of their respective duties on behalf of Borrower, Manager (with respect to its operation of the Project) or any portion of the Project, is in compliance with all applicable statutes, laws, ordinances, rules and regulations of any federal, state or local governmental authority with respect to regulatory matters primarily relating to patient healthcare and/or patient healthcare information, including without limitation the Health Insurance Portability and Accountability Act of 1996, as amended, and the rules and regulations promulgated thereunder ("HIPAA") (collectively, "HEALTHCARE LAWS")). Borrower has maintained in all material respects all records required to be maintained by any governmental agency or authority or otherwise under the Healthcare Laws and, to the knowledge of Borrower, there are no presently existing circumstances which would result or likely would result in material violations of the Healthcare Laws. Borrower and its Affiliates have such permits, licenses, franchises, certificates and other approvals or authorizations of governmental or regulatory authorities as are necessary under applicable law to own their respective Properties and to conduct their respective business in connection with the Properties (including without limitation such permits as are required under such the Healthcare Laws).
(b) To the extent that and for so long as (i) Borrower is a "covered entity" within the meaning of HIPAA or (ii) Borrower or Manager (with respect to its operation of the Project) and/or their respective business and operations (with respect to the Project) are subject to or covered by the so-called "Administrative Simplification" provisions of HIPAA, Borrower (x) has undertaken or will promptly undertake all necessary surveys, audits, inventories, reviews, analyses and/or assessments (including any necessary risk assessments) of all areas of its business and operations required by HIPAA and/or that could be adversely affected by the failure of Borrower to be HIPAA Compliant (as defined below); (y) has developed or will promptly develop a detailed plan and time line for becoming HIPAA Compliant (a "HIPAA COMPLIANCE PLAN"); and (x) has implemented or will implement those provisions of such HIPAA Compliance Plan in all material respects necessary to ensure that Borrower is or becomes HIPAA Compliant. For purposes hereof, "HIPAA COMPLIANT" shall mean that Borrower (x) is or will be in compliance with each of the applicable requirements of the so-called "ADMINISTRATIVE SIMPLIFICATION" provisions of HIPAA on and as of each date that any part thereof, or any final rule or regulation thereunder, becomes effective in accordance with its or their terms, as the case may be (each such date, a "HIPAA COMPLIANCE DATE") and (y) is not and could not reasonably be expected to become, as of any date following any such HIPAA Compliance Date, the subject of any civil or criminal penalty, process, claim, action or proceeding, or any administrative or other regulatory review, survey, process or proceeding (other than routine surveys or reviews conducted by any government health plan or other accreditation entity) that could result in any of the foregoing or that could reasonably be expected to adversely affect Borrower's business, operations, assets, properties or condition (financial or otherwise), in connection with any actual or potential violation by Borrower of the then effective provisions of HIPAA
ARTICLE  V.
AFFIRMATIVE  COVENANTS
----------------------
5.1.     INSPECTION.  Subject  to the rights of tenants under Leases approved or
         ----------
deemed approved by Lender, Lender and its authorized agents may enter upon and inspect the Project at all reasonable times upon reasonable notice given orally or in writing to Borrower. Lender, at Borrower's expense, may retain one or more independent consultants to periodically inspect the Project and all documents, drawings, plans, and consultants' reports relating thereto. During the term of the Loan, Borrower shall pay to Lender, in addition to all other amounts due under the Loan Documents, the sum of Three Thousand and No/100 Dollars ($3,000.00) per year per Property, payable in equal monthly installments of  Two  Hundred  and  Fifty  Dollars ($250) which shall be due and payable concurrently with each payment due under Note A and which Lender shall apply against the cost of the aforesaid inspections; provided, however, so long as no default exists under this Agreement or any of the other Loan Documents, Borrower shall not be obligated to pay Lender an amount greater than Three Thousand and No/100 Dollars ($3,000.00) per Property per calendar year with respect to such inspections after the Closing Date. Nothing contained in this Section 5.1.
                                                                    ------------
shall  limit  Borrower's  obligations  with  respect  to  inspections  performed pursuant to the terms of the Environmental Indemnity, including without limitation Borrower's obligation to pay for, perform or caused to be performed such inspections.
5.2.     BOOKS  AND  RECORDS/AUDITS.  Borrower  shall  keep  and maintain at all
         --------------------------
times at Borrower's address stated below, or at the property, or such other place as Lender may approve in writing, complete and accurate books of accounts and records adequate to reflect the results of the operation of the Project and to provide the financial statements required to be provided to Lender pursuant to  Section  5.3  below  and  copies  of  all written contracts, correspondence,
    ------------
reports  of  Lender's  independent  consultant,  if  any,  and  other  documents
   ---
affecting the Project.  Lender and its designated agents shall have the right to
   ---
inspect and copy any of the foregoing. Additionally, after the occurrence and during the continuance of a default or if Lender has a reasonable basis to do so, Lender may audit and determine, in Lender's sole and absolute discretion, the accuracy of Borrower's records and computations. The costs and expenses of the audit shall be paid by Borrower if the audit discloses a monetary variance in any financial information or computation of the aggregate income or expense for any Property equal to or greater than the greater of: (i) five percent (5%); or (ii) Ten Thousand and No/100 Dollars ($10,000.00) more than the computation of income or expense submitted by Borrower; provided, however, if a default has occurred and is continuing, Borrower shall pay the costs and expenses of such audit regardless of any variance disclosed.
5.3.     FINANCIAL STATEMENTS; BALANCE SHEETS.  Borrower shall furnish to Lender
         ------------------------------------
and shall cause the Guarantor to furnish to Lender such financial statements and other financial information as Lender may from time to time request. All such financial statements shall show all material contingent liabilities and shall accurately and fairly present the results of operations and the financial condition of Borrower and/or Guarantor, as applicable, at the dates and for the period indicated. Without limitation of the foregoing, Borrower shall furnish to Lender and shall cause Guarantor to furnish to Lender the following statements:
5.3.1.     MONTHLY AND ANNUAL OPERATING STATEMENTS.  Statements of the operation
           ---------------------------------------
     of the Project (including a current rent roll and monthly operating statements as of the last day of each month), to be delivered within thirty (30) days after the end of each month and certified by Borrower as true, correct, and complete, and yearly statements of the operation of the Project, to be delivered within one hundred twenty (120) days after the end of each fiscal year and certified by Borrower as true, correct, and complete.
5.3.2.     ANNUAL  BALANCE  SHEETS  AND  FINANCIAL  STATEMENTS.  Annual  balance
           ---------------------------------------------------
sheets and financial statements from Borrower within one hundred twenty (120) days of the end of each fiscal year and annual balance sheets and financial statements from the Guarantor within one hundred eighty (180) days of the end of each fiscal year, each of which are true and correct in all respects, have been prepared in accordance with sound accounting practices, and fairly present the financial condition(s) of the person(s) referred to therein as of the date(s) indicated. At Lender's request, such financial statements shall include, specific information concerning Guarantor's other real estate holdings, including property income and expenses, debt service requirements and occupancy.
5.3.3.     AUDITS.  If  Borrower  fails  to  furnish  or  cause  to be furnished
           ------
promptly  any report required by this Section 5.3, or if Lender reasonably deems
                                      -----------
such reports to be unacceptable, Lender may elect (in addition to exercising any other right and remedy) to conduct an audit of all books and records of Borrower which in any way pertain to the Project and to prepare the statement or statements which Borrower or Guarantor failed to procure and deliver. Such audit shall be made and such statement or statements shall be prepared by an independent firm of certified public accountants to be selected by Lender. If and so long as Guarantor is not a publicly held company, Lender shall have the right to audit Guarantor's books and records in accordance with this Section. Borrower shall pay all reasonable expenses of such audit and other services, which expenses shall be immediately due and payable with interest thereon at the default rate contained in the Notes.
5.4.     USE  OF  PROCEEDS.  Borrower  shall  use  the  proceeds of the Loan for
         -----------------
proper business purposes. No portion of the proceeds of the Loan shall be used by Borrower in any manner that might cause the borrowing or the application of such proceeds to violate Regulation G, Regulation U, Regulation T or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Act of 1933 or the Securities Exchange Act of 1934.
5.5.     NOTICE  OF  LITIGATION  OR  DEFAULT.  Borrower  shall  promptly provide
         -----------------------------------
Lender  with:
(a) written notice of any litigation, arbitration, or other proceeding or governmental investigation pending or, to Borrower's or Guarantor's knowledge, threatened against or relating to any Borrower or the Property or the Improvements thereon;
(b) written notice of any material litigation, arbitration, or other proceeding or governmental investigation pending or, to Borrower's or Guarantor's knowledge, threatened against or relating to Guarantor;
(c) a copy of all notices of default and violations of laws, regulations, codes, ordinances and the like received by any Borrower or Guarantor relating to Borrower, the Collateral, or the Project or any part thereof; and
(d) a copy of all notices sent to or received from Manager under a Management Agreement.
5.6.     AFFILIATE  TRANSACTIONS.  Prior  to entering into any agreement with an
         -----------------------
Affiliate pertaining to the Project or any part thereof, Borrower shall deliver to Lender a copy of such agreement, which shall be satisfactory to Lender in its sole reasonable discretion. If requested by Lender, such agreement shall provide Lender the right to terminate it upon Lender's (or its designee's)
acquisition of the Project or any part thereof through foreclosure, a deed-in-lieu of foreclosure, UCC sale or otherwise.
     "AFFILIATE" means with respect to any individual, trust, estate, partnership, limited liability company, corporation or any other incorporated or unincorporated organization (each a "PERSON"), a Person that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with Borrower or any Guarantor, or any officer, director, partner or shareholder of Borrower or any Guarantor, or any relative of any of the foregoing. The term "CONTROL" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract  or  otherwise.
5.7.     ADVERTISEMENT.  Borrower  agrees  to  allow  Lender to advertise in the
         -------------
various  news or financial media that Heller has provided financing to Borrower.
5.8.     REPLACEMENT  RESERVE.  At  the  time  of and in addition to the monthly
         --------------------
installments of interest and, if applicable, principal, due under the Notes, Borrower shall pay to Lender an amount equal to Twenty-Five and No/100 Dollars ($25.00) per unit in the Project (the "REPLACEMENT RESERVE"). The Replacement Reserve may be commingled with the general funds of Lender, and these sums shall not be deemed to be held in trust for the benefit of Borrower. So long as no default exists hereunder or under any of the other Loan Documents, Lender shall credit for Borrower's account interest in such funds contained in the Replacement Reserve (if any) at the money market account rate announced by a national banking association selected by Lender. On the Maturity Date (as it may be extended), the monies then remaining on deposit with Lender shall, at Lender's option, be applied against the Indebtedness or if no Event of Default is continuing, returned to Borrower. So long as there is no Event of Default, Borrower may request Lender to disburse funds from the Replacement Reserve (which request will include a reasonably detailed description of the capital expenditures at the Property, Borrower intends to pay for with such funds), which request shall not be unreasonably denied by Lender. If requested by Lender, each disbursement request will be accompanied by copies of invoices or purchase orders, lien waivers and other evidence reasonably required by Lender.
5.9.     FINANCIAL  COVENANTS.  Commencing  on  May  1,  2002  and  at all times
         --------------------
thereafter, (a) the Debt Coverage Ratio (as determined by Lender) for the trailing three (3) months shall be greater than or equal to 1.25, and (b) the Project Yield for the trailing three (3) month period shall be greater than or equal to 12.50%.
5.10.     INTENTIONALLY  OMITTED.
          ----------------------
5.11.     DEUTSCHE  BANK DEBT.  On or prior to April 26, 2003, the maturity date
          --------------------
of the Deutsche Bank Debt shall be extended to a date which is thirty (30) days beyond the then applicable Maturity Date or shall be refinanced with a loan having a maturity date which is thirty (30) days beyond the then applicable Maturity Date.
ARTICLE  VI.
NEGATIVE  COVENANTS
-------------------
6.1.     NO  AMENDMENTS.  Borrower  shall  not  amend,  modify  or terminate, or
         --------------
permit  the  amendment,  modification  or  termination  of:
(a)     Operating  Agreement  or  Articles  of  Organization  of  Borrower;
(b)     the  Management  Agreement;  or
(c)     the  Corporate  Documents.
6.2.     NO  ADDITIONAL INDEBTEDNESS.  No Borrower shall, without Lender's prior
         ---------------------------
written consent, incur additional indebtedness, except for (a) trade payables in the ordinary course of business, (b) management fees due to Manager if and to the extent the same are accrued and unpaid as a result of the requirement that the same be subordinated to the payments due to Lender, and (c) up to (i) One Hundred Thousand and No/100 Dollars ($100,000.00) of additional indebtedness for purchase money indebtedness, capital leases or operating leases for equipment or vehicles (such amounts to be determined in the case of operating leases on the basis of what the book value of the property subject to such lease would be if such property had been purchased on the commencement date of such lease) for the La Casa Property or (ii) Seventy-Five Thousand and No/100 Dollars ($75,000.00) of additional indebtedness for purchase money indebtedness, capital leases or operating leases for equipment or vehicles (such amounts to be determined in the case of operating leases on the basis of what the book value of the property subject to such lease would be if such property had been purchased on the commencement date of such lease) for each of the Courtyard
Property and Spring Property. Capital or operating leases of equipment or vehicles shall be deemed to be additional indebtedness for borrowed money and shall require Lender's prior written consent unless such lease would not require Lender's consent under clause (b) above.
6.3.     NO  COMMINGLING  FUNDS.  Borrower shall not commingle the funds related
         ----------------------
to  the  Property  with  funds  from  any  other  property  or  venture.
6.4.     PROPERTY  MANAGER.  Borrower  shall  not change or permit the change in
         -----------------
Manager or amend or terminate the Management Contract without Lender's prior written consent, which shall not be unreasonably withheld.
6.5.     LIENABLE  WORK.  No  excavation, construction, earth work, site work or
         --------------
any other mechanic's lienable work shall be done to or for the benefit of the Project or any part thereof, without Lender's approval (which approval will not be unreasonably withheld), except for (a) normal repair and maintenance in the ordinary course of business and (b) work related to the alteration, replacement, repair and maintenance to a Property not estimated to have an aggregate cost in excess of (i) with respect to the La Casa Property, One Hundred Thousand Dollars ($100,000) or (ii) with respect to the Courtyard Property or the Spring Property, Seventy-Five Thousand Dollars ($75,000).
6.6.     CONVERSION.  Borrower  shall  not, and shall not permit, the Project or
         ----------
any portion thereof to be converted or take any preliminary actions which could lead to a conversion to condominium or cooperative form or ownership.
6.7.     USE  OF PROJECT.  Unless required by applicable law, Borrower shall not
         ---------------
permit changes in the use of any part of the Project from the use existing at the Closing Date or other uses reasonably incidental thereto. Borrower shall not initiate or acquiesce in a change in the plat of subdivision, or zoning classification of any Property without Lender's prior written consent.
ARTICLE  VII.
EVENTS  OF  DEFAULT;  ACCELERATION  OF  INDEBTEDNESS;  REMEDIES
---------------------------------------------------------------
7.1.     EVENTS  OF DEFAULT.  The occurrence of any one or more of the following
         ------------------
events  shall  constitute  an  "EVENT  OF  DEFAULT"  under  this  Agreement:
(a) Failure of Borrower to pay, within ten (10) days of the due date, any of the payment obligations of a Borrower to Lender ("INDEBTEDNESS"), including any  payment due under the Notes, this Agreement or the other Loan Documents; or
(b)     Failure  of  Borrower  to strictly comply with the provisions of Section
                                                                         -------
4.16  (single  asset  entity) or 5.1 (inspection), 5.9 (financial covenants), or
  --                             ---               ---
5.11  (Deutsche  Bank  debt)  of  this  Agreement;  or
  --
(c) Breach of any covenant, representation or warranty other than as set forth in subsections (a) and (b) above which is not cured within thirty (30)
           -------------------------
days after notice; provided, however, if such breach cannot by its nature be cured within thirty (30) days, and Borrower diligently pursues the curing thereof (and then in all events cures such failure within sixty (60) days after the original notice thereof), Borrower shall not be in default hereunder; or
(d) A petition under any Chapter of Title 11 of the United States Code or any similar law or regulation is filed by or against Borrower or any Guarantor (and in the case of an involuntary petition in bankruptcy, such petition is not discharged within sixty (60) days of its filing), or a custodian, receiver or trustee for any of the Project is appointed, or Borrower or any Guarantor makes an assignment for the benefit of creditors, or any of them are adjudged insolvent by any state or federal court of competent jurisdiction, or any of them admit their insolvency or inability to pay their debts as they become due or an attachment or execution is levied against any of the Project; or
(e) The occurrence of a default and the expiration of any cure period applicable thereto under any Loan Document; or
(f) Borrower shall default in the payment of any indebtedness (other than the Indebtedness) and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same; or
(g) Any statement, report or certificate made or delivered to Lender by Borrower or any Guarantor is not materially true and complete at any time; or
(h) The occurrence of a default under the Management Agreement which continues beyond the expiration of any applicable cure period thereunder; or
(i) There shall occur a material adverse change in the financial condition or business prospects of Borrower or any Guarantor.
7.2.     ACCELERATION;  REMEDIES.  Upon the occurrence of an Event of Default at
         -----------------------
the option of Lender, the Indebtedness shall become immediately due and payable without notice to Borrower and Lender shall be entitled to all of the rights and remedies provided in the Loan Documents or at law or in equity. Each remedy provided in the Loan Documents is distinct and cumulative to all other rights or remedies under the Loan Documents or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.
ARTICLE  VIII.
MISCELLANEOUS
-------------
8.1.     EXPENDITURES  AND EXPENSES.  Borrower shall promptly pay all reasonable
         --------------------------
Costs (defined below) incurred by Lender in connection with the documentation, modification, workout, collection or enforcement of the Loan or any of the Loan Documents (as applicable) and all such Costs shall be included as additional Indebtedness bearing interest at the Default Rate set forth in the Notes until paid. For the purposes hereof "COSTS" means all expenditures and expenses which may be paid or incurred by or on behalf of Lender including repair costs, payments to remove or protect against liens, attorneys' fees (including fees of Lender's inside counsel), receivers' fees, engineers' fees, accountants' fees, independent consultants' fees (including environmental consultants), all costs and expenses incurred in connection with any of the foregoing, Lender's out-of-pocket costs and expenses related to any audit or inspection of the Project, outlays for documentary and expert evidence, stenographers' charges, stamp taxes, publication costs, and costs (which may be estimates as to items to be expended after entry of an order or judgment) for procuring all such abstracts of title, title and UCC searches, and examination, title insurance policies, Torrens' Certificates (if applicable) and similar data and assurances with respect to title as Lender may deem reasonably necessary either to prosecute any action or to evidence to bidders at any foreclosure sale of the Project or any part thereof the true condition of the title to, or the value of, the Project or any part thereof.
8.2.     DISCLOSURE  OF  INFORMATION.  Lender shall have the right (but shall be
         ---------------------------
under no obligation) to make available to any party for the purpose of granting participations in or selling, transferring, assigning or conveying all or any part of the Loan (including any governmental agency or authority and any prospective bidder at any foreclosure sale of the Project or any part thereof) any and all information which Lender may have with respect to the Project, any Borrower or any Guarantor or any of their Affiliates, whether provided by Borrower, Guarantor or any third party or obtained as a result of any environmental assessments. Borrower and Guarantor agree that Lender shall have no liability whatsoever as a result of delivering any such information to any third party, and each Borrower and Guarantor, on behalf of themselves and their successors and assigns, hereby release and discharge Lender from any and all liability, claims, damages, or causes of action, arising out of, connected with or incidental to the delivery of any such information to any third party.
8.3.     SALE  OF LOAN.  Lender, at any time and without the consent of Borrower
         -------------
or the Guarantor, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Agreement and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan.
8.4.     FORBEARANCE  BY  LENDER  NOT  A  WAIVER.  Any  forbearance by Lender in
         ---------------------------------------
exercising any right or remedy under any of the Loan Documents, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. Lender's acceptance of payment of any sum secured by any of the Loan Documents after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the Loan, nor shall Lender's receipt of any awards, proceeds, or damages under
Section  4  of  any  Mortgage operate to cure or waive Borrower's or Guarantor's
     -----
default in payment of sums secured by any of the Loan Documents. With respect to all Loan Documents, only waivers made in writing by Lender shall be effective against Lender.
8.5.     GOVERNING  LAW;  SEVERABILITY.  The Loan Documents shall be governed by
         -----------------------------
and construed in accordance with the internal laws of the State of Illinois, except that the provisions of the laws of the State where the Project is located shall be applicable to the creation, perfection and enforcement of the lien created by the Mortgages and the provisions of the State where the bank holding the Approved Bank Account(s) is (are) located shall be applicable to the creation, perfection, and enforcement of the security interest in the Security Deposits. The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect or impair the validity, legality or enforceability of the remainder of this Agreement, and to this end, the provisions of this Agreement are declared to be severable.
8.6.     RELATIONSHIP.  The  relationship  between  Lender and Borrower shall be
         ------------
that of creditor-debtor only. No term in this Agreement or in the other Loan Documents and no course of dealing between the parties shall be deemed to create any relationship of agency, partnership or joint venture or any fiduciary duty by Lender to any other party.
8.7.     INDEMNITY.  Borrower shall indemnify, protect, hold harmless and defend
         ---------
Lender, its successors, assigns, shareholders, directors, officers, employees, and agents (each, an "INDEMNITEE") from and against any and all loss, damage, cost, expense (including attorneys' fees), and claims arising out of or in connection with (a) the Project, (b) the Collateral, (c) any act or omission of any Borrower, any Guarantor, Manager, or their respective employees or agents, whether actual or alleged, and (d) any and all brokers' commissions or other costs of similar type by any party in connection with the Loan, in each case except to the extent arising from the indemnitee's gross negligence or willful misconduct. Upon written request by an Indemnitee, Borrower will undertake, at its own cost and expense, on behalf of such Indemnitee, using counsel satisfactory to the Indemnitee, the defense of any legal action or proceeding whether or not such Indemnitee shall be a party and for which such Indemnitee is entitled to be indemnified pursuant to this section. At Lender's option, Lender may, at Borrower's expense, prosecute or defend any action involving the priority, validity or enforceability of any of the Loan Documents.
     Any provision in this Agreement by which one party agrees to indemnify the other, or the agents and employees of the Indemnitee, against liability, claims, damages, losses or expenses, including attorney fees, arising out of bodily injury to persons or damage to property caused by, or resulting from, in whole or in part, the negligence, act or omission of the Indemnitee, or the agents or employees of the Indemnitee, or any legal entity for whose negligence, acts or omission any of them may be liable, shall not extend to liability, claims, damages, losses or expenses, including attorney fees, arising out of:
(i) The preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications by the Indemnitee, or the agents or employees of the Indemnitee; or
(ii) The giving of or the failure to give directions or instructions by the Indemnitee, or the agents or employees of the Indemnitee, which such giving of or failure to give directions or instructions is the primary cause of bodily injury to persons or damage to property.
This Section shall be deemed to be incorporated by reference into the other Loan Documents.
8.8.     NOTICE.  Any  notice or other communication required or permitted to be
         ------
given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. (Chicago time) on a business day; provided that a hard copy of such notice is also sent pursuant to
               --------
(c) or (d) below; (c) if by overnight courier, on the first business day after delivery to the courier; or (d) if by U.S. Mail, certified or registered mail, return receipt requested on the fourth (4th) day after deposit in the mail postage prepaid.

c/o Emeritus Corporation
3131 Elliott Avenue
Suite 500
Seattle, Washington  98121
Attn:  Raymond R. Brandstrom
Notices to Borrower:   Facsimile No. (206) 301-4500
The Nathanson Group PLLC
1520 Fourth Avenue
Sixth Floor
Seattle, Washington  98101
Attn:  Randi S. Nathanson
With a copy to:   Facsimile No. (206) 623-1738
Heller Healthcare Finance, Inc.
Loan No. 21-240
2 Wisconsin Circle, Suite 400
Chevy Chase, Maryland  20815
Attn:  Manager, Portfolio Administration Group
Notices to Lender:   Telecopy: (301) 664-9843
Heller Healthcare Finance, Inc.
Loan No. 21-240
816 Congress Avenue, Suite 1900
Austin, Texas  78701
Attn:  Diana Pennington, Vice President and Chief Counsel, Senior Living Group
With a copy to:   Telecopy: (512) 505-5487
Heller Healthcare Finance, Inc.
Loan No. 21-240
500 West Monroe Street
Chicago, Illinois  60661
Attn:  Kevin McMeen, Senior Vice President
And a copy to:   Telecopy: (312) 441-7119


8.9.     SUCCESSORS  AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; AND
         -----------------------------------------------------------------------
CAPTIONS.  The  covenants  and  agreements contained in the Loan Documents shall
--------
bind,  and  the  rights thereunder shall inure to, the respective successors and
--
assigns  of  Lender,  Borrower  and Guarantor, subject to the provisions of this
--
Agreement.  All covenants and agreements of each Borrower and Guarantor shall be
--
     joint and several. In exercising any rights under the Loan Documents or taking any actions provided for therein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs and sections of this Agreement are for convenience only and are not to be used to interpret or define the provisions hereof.
8.10.     TERMS  AND  USAGE.  As used in the Loan Documents "BUSINESS DAY" means
          -----------------
any day, other than a Saturday or a Sunday, when banks in Chicago, Illinois are not required or authorized to be closed.
8.11.     INTENTIONALLY  OMITTED.
          -----------------------
8.12.     TIME  OF  ESSENCE.  Time  is  of the essence of this Agreement and the
          -----------------
other Loan Documents and the performance of each of the covenants and agreements contained herein and therein.
8.13.     VENUE.  BORROWER  HEREBY  CONSENTS TO THE JURISDICTION OF ANY STATE OR
          -----
FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
8.14.     JURY  TRIAL WAIVER.  BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE
          ------------------
RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND LENDER, AND BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.
8.15.     COUNTERPARTS.  This  Agreement  may  be  executed  in  multiple
          ------------
counterparts,  each  of  which  shall constitute an original, and together shall
          --
constitute  the  Agreement.
8.16.     FINAL  AGREEMENT/MODIFICATION.  This  Agreement  (including the Senior
          -----------------------------
Housing Rider attached hereto and hereby made a part hereof), together with the other Loan Documents, represents the entire agreement among Borrower, Guarantor and Lender and supersedes all prior agreements among the parties with respect to the Loan. This Agreement and the other Loan Documents may only be modified by written instrument executed by the applicable parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or has caused the same to be executed by their duly authorized representatives as of the date first above written.
BORROWER:
ESC-PUYALLUP,  LLC,  a  Washington  limited  liability  company

By:     Emeritus  Corporation,  its  sole  member
     By  /s/  Raymond  R.  Brandstrom
         ----------------------------
     Name  Raymond  R.  Brandstrom
           -----------------------
     Its  Vice  President  of  Finance
          ----------------------------
ESC-PORT  ST.  RICHIE,  LLC,  Washington  limited  liability  company

By:     Emeritus  Corporation,  its  sole  member
     By  /s/  Raymond  R.  Brandstrom
         ----------------------------
     Name  Raymond  R.  Brandstrom
           -----------------------
     Its  Vice  President  of  Finance
          ----------------------------
ESC-BOZEMAN,  LLC,  Washington  limited  liability  company

By:     Emeritus  Corporation,  its  sole  member
     By  /s/  Raymond  R.  Brandstrom
         ----------------------------
     Name  Raymond  R.  Brandstrom
           -----------------------
     Its  Vice  President  of  Finance
          ----------------------------


LENDER:

HELLER  HEALTHCARE  FINANCE,  INC.,
a  Delaware  corporation


By  /s/  Kevin  J.  McMeen
    ----------------------
Name  Kevin  J.  McMeen
      -----------------
Its  Senior  Vice  President
     -----------------------

                                   EXHIBIT A-1
Property:     La  Casa  Property
--------
Number  of  Units:     193  Units
-----------------

Legal  Description:
------------------
THE WEST 60 FEET OF TRACT 49 AND THE EAST 270 FEET OF TRACT 50, IN SECTION 16, TOWNSHIP 26 SOUTH, RANGE 16 EAST, PASCO COUNTY, FLORIDA, SAID TRACTS BEING DESIGNATED IN ACCORDANCE WITH THE PLAT OF TAMPA AND TARPON SPRINGS LAND COMPANY SUBDIVISION RECORDED IN PLAT BOOK 1, PAGES 68, 69, AND 70, OF THE PUBLIC RECORDS OF PASCO COUNTY, FLORIDA.
LESS  ROAD  RIGHT  OF  WAY,  ALSO  DESCRIBED  AS:
A PORTION OF TRACTS 49 AND 50, TAMPA AND TARPON SPRINGS LAND COMPANY SUBDIVISION OF SECTION 16, TOWNSHIP 26 SOUTH, RANGE 16 EAST, AS SHOWN ON PLAT RECORDED IN PLAT BOOK 1, PAGES 68, 69 AND 70, OF THE PUBLIC RECORDS OF PASCO COUNTY, FLORIDA, BEING MORE FULLY DESCRIBED AS FOLLOWS:
COMMENCE  AT  THE  NORTHEAST  CORNER  OF SAID TRACT 49; THENCE NORTH 89  45' 20"
WEST, ALONG THE NORTHERLY BOUNDARY LINE OF SAID TRACT 49, 377.29 FEET; THENCE SOUTH 00 15' 48" WEST, 33.00 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00 15' 48" WEST, ALONG THE EASTERLY BOUNDARY LINE OF THE WEST 60.00 FEET OF SAID TRACT 49, 630.28 FEET; THENCE NORTH 89 42' 50" WEST, ALONG THE SOUTHERLY BOUNDARY LINE OF A PORTION OF SAID TRACTS 49 AND 50, 330.00 FEET; THENCE NORTH 00 15' 48" EAST, ALONG THE WESTERLY BOUNDARY LINE OF THE EAST 270.00 FEET OF SAID TRACT 50, 630.04 FEET; THENCE SOUTH 89 45' 20" EAST, ALONG THE SOUTHERLY RIGHT OF WAY LINE OF TROUBLE CREEK ROAD, 330.00 FEET TO THE POINT OF BEGINNING.

                                   EXHIBIT A-2
Property:     Spring  Property
--------
Number  of  Units:     72  Units
-----------------

Legal  Description:
------------------
LOT 2 IN BLOCK 2 OF SPRING MEADOWS SUBDIVISION, BEING A PORTION OF UNPLATTED SW 1/4 OF SECTION 19 AND CERTIFICATE OF SURVEY 819A, SITUATED IN THE NW 1/4 OF
SECTION 19, T.2S., R.6E., P.M.M., GALLATIN COUNTY, MONTANA, ACCORDING TO THE PLAT ON FILE AND OF RECORD IN THE OFFICE OF THE COUNTY CLERK AND RECORDER OF GALLATIN COUNTY, MONTANA (PLAT J-145).

                                   EXHIBIT A-3
Property:     Courtyard  Property
--------
Number  of  Units:     101  Units
-----------------

Legal  Description:
------------------
LOT 1 OF COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625, RECORDS OF PIERCE COUNTY, WASHINGTON. EXCEPT THE SOUTH 30 FEET THEREOF DEEDED TO THE CITY OF PUYALLUP, A WASHINGTON MUNICIPAL CORPORATION, BY DEED RECORDED UNDER AUDITOR'S NO. 9701090196. TOGETHER WITH A NON-EXCLUSIVE ROAD EASEMENT AREA FOR PURPOSES OF INGRESS, EGRESS AND UTILITIES AS DELINEATED ON COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625, AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 9806190616.
EXCEPT  FROM  SAID  EASEMENT  THAT  PORTION  LYING  WITHIN  SAID  LOT  1.
ALSO TOGETHER WITH A NON-EXCLUSIVE FENCE EASEMENT AREA FOR PURPOSES OF FENCING AND LANDSCAPING AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 9806190616, OVER LOTS 2, 3 AND 4 OF COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625.
ALSO TOGETHER WITH A NON-EXCLUSIVE STORM DRAINAGE EASEMENT AREA FOR PURPOSES OF STORM DRAINAGE AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 9806190616, OVER LOTS 2, 3 AND 4 OF COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625.
ALSO TOGETHER WITH A NON-EXCLUSIVE PERPETUAL EASEMENT OVER, UNDER, ACROSS AND THROUGH PORTION OF LOT 2 OF COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625, NECESSARY FOR PURPOSES OF CONSTRUCTING, MODIFYING, MAINTAINING, OPERATING, AND USING THOSE LOT 1 OFFSITE IMPROVEMENTS LOCATED ON SAID LOT 2, AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMER 9806190616.
ALSO TOGETHER WITH A NON-EXCLUSIVE PERPETUAL EASEMENT OVER, UNDER, ACROSS AND THROUGH PORTION OF LOT 4 OF COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625, NECESSARY FOR PURPOSES OF CONSTRUCTING, MODIFYING, MAINTAINING, OPERATING, AND USING THOSE LOT 1 OFFSITE IMPROVEMENTS LOCATED ON SAID LOT 4, AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 9806190616.
SITUATE  IN  THE  CITY  OF  PUYALLUP,  PIERCE  COUNTY,  WASHINGTON.

                                    EXHIBIT B
                                   LITIGATION
                                   ----------

                                      None

                                    EXHIBIT C
                                SECURITY DEPOSITS
                                -----------------

                                    EXHIBIT D
                                 RELEASE PRICES
                                 --------------

Spring  Property     $  7,000,000
La  Casa  Property     $14,850,000
------------------     -----------
Courtyard  Property     $  8,700,000
-------------------     ------------

                                    EXHIBIT E
                   APPURTENANT EASEMENT FOR COURTYARD PROPERTY
                   -------------------------------------------
1. A non-exclusive road easement area for purposes of ingress, egress and utilities as delineated on Columbia Pacific Management Binding Site Plan recorded July 19, 1995 under Auditor's No. 9507190625, as granted by instrument recorded under Recording No. 9806190616.

2. A non-exclusive fence easement area for purposes of fencing and landscaping as granted by instrument recorded under Recording No. 9806190616, over Lots 2, 3 and 4 of Columbia Pacific Management Binding Site Plan recorded July 19, 1995 under Auditor's No. 9507190625.

3. A non-exclusive storm drainage easement area for purposes of storm drainage as granted by instrument recorded under Recording No. 9806190616, over Lots 2, 3 and 4 of Columbia Pacific Management Binding Site Plan recorded July 19, 1995 under Auditor's No. 9507190625.

4. A non-exclusive perpetual easement over, under, across and through portion of Lot 2 of Columbia Pacific Management Binding Site Plan recorded July 19, 1995, under Auditor's No. 9507190625, necessary for purposes of constructing, modifying, maintaining, operating and using those Lot 1 Offsite improvements located on said Lot 2, as granted by instrument recorded under Recording No. 9806190616.

5. A non-exclusive perpetual easement over, under, across and through portion of Lot 4 of Columbia Pacific Management Binding Site Plan recorded July 19, 1995, under Auditor's No. 9507190625, necessary for purposes of constructing, modifying, maintaining, operating and using those Lot 1 Offsite improvements located on said Lot 2, as granted by instrument recorded under Recording No. 9806190616.

                                    EXHIBIT F
                  FLOOD HAZARD INFORMATION FOR SPRING PROPERTY
                  --------------------------------------------
     The Survey for the Spring Property, dated December 2001 and prepared by Gaston Engineering reflects that a portion of the Spring Property is located in a 100-Year Flood Plain and is in an identified "flood prone area" as defined by the U.S. Department of Housing and Urban Development, pursuant to the Flood Disaster Protection Act of 1973, as amended, as reflected by Flood Insurance Rate Map Panel #3000028 0016c, dated July 15, 1988, which such map panel covers the area in which the property is situated. No portion of the building is located in the "flood prone area."

                                   SCHEDULE I

                             INDEX OF DEFINED TERMS

DEFINED  TERM     PAGE     DEFINED  TERM     PAGE
-------------     ----     -------------     ----

Administrative  Simplification     14
Affiliate     16
Agreement     2
Assignment  of  Leases     3
Assignments  of  Leases     3
Base  Rate     5
Borrower     2
Bozeman     2
business  day     23
Closing  Date     3
Collateral     6
control     16
Corporate  Documents     12
Costs     20
Courtyard  at  the  Willows     2
Courtyard  Property     2
Debt  Coverage  Ratio     4
Effective  Rental  Income     4
Environmental  Indemnity     7
Event  of  Default     19
Exit  Fee     6
Expenses     4
Extension  Notice     4
Guarantor     7
Guaranty     7
Healthcare  Laws     13
HIPAA     13
HIPAA  Compliance  Date     14
HIPAA  Compliance  Plan     14
HIPAA  Compliant     14
Improvements     2
Indebtedness     19
Indemnitee     21
Interest  Rate     5
La  Casa  Grande     2
La  Casa  Property     2
Leases     8
Lender     2
Licensee     3
Licensee  Leases     3
Licensees     3
Loan     2
Loan  Documents     3
Management  Contract     9
Manager     9
Maturity  Date     3
Mortgage     3
Mortgages     3
Net  Operating  Income     4
Note  A     2
Note  B     2
Notes     2
Operating  Agreement     10
Person     16
Port  Richie     2
Project     2
Project  Yield     4
Properties     2
Property     2
Puyallup     2
Qualified  Non-Residential  Lease     8
Release  Price     7
Repayment  Date     5
Replacement  Reserve     17
SNDAs     7
Spring  Meadows     2
Spring  Property     2
Title  Policy     8